                                                                    EXHIBIT 31.1

                Certification of the Principal Executive Officer

                     Pursuant to 15 U.S.C. 78m(a) or 78o(d)

                 (Section 302 of the Sarbanes-Oxley Act of 2002)

I, Morris H. Wheeler, the President and Chief Executive Officer of Cohesant Technologies Inc. (the "Company"), certify that:

                  (1) I have reviewed this annual report on Form 10-KSB of the Company;

                  (2) Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

                  (3) Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the Company as of, and for, the periods presented in this report.

                  (4) The Company's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and we have:

                                    (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

                                    (b) Evaluated the effectiveness of the
                                    Company's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

                                    (c) Disclosed in this report any change in the Company's internal control over financial reporting that occurred during the Company's most recent fiscal quarter (the Company's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting; and

                  (5) The Company's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Company's auditors and the audit committee of Company's board of directors (or persons performing the equivalent functions):

                                    (a) All significant deficiencies and
                                    material weaknesses in the design or
                                    operation of internal controls over
                                    financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information; and

                                    (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls over financial reporting.

/s/ Morris H. Wheeler
---------------------
Morris H. Wheeler
Cohesant Technologies Inc.
President and Chief Executive Officer
January 29, 2004